UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 19, 2025
RUSH STREET INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39232	84-3626708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 N. Michigan Avenue, Suite 950
Chicago, Illinois 60611
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (773) 893-5855
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RSI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Election of a New Director

On March 19, 2025, the board of directors (the “Board”) of Rush Street Interactive, Inc. (the “Company”) increased the size of the Board from nine to eleven directors, and appointed Mr. Jack Markell as a Class III director and Mr. Andrew Bluhm as a Class I director, both effective immediately. Mr. Markell’s term as a Class III director continues until the Company’s 2026 annual meeting of stockholders and Mr. Bluhm’s term as a Class I director continue until the Company’s 2027 annual meeting of stockholders, and in each case until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Board committee memberships will be determined at a later date.

Mr. Markell was most recently elected to the board of directors of Graham Holdings Company (NYSE: GHC) in February 2025, where he previously served as a director from May 2017 through December 2021. Mr. Markell was the U.S. Ambassador to the Italian Republic and the Republic of San Marino from September 2023 to January 2025. Prior to that, he served as the U.S. Ambassador to the Organization for Economic Co-operation and Development from February 2022 to August 2023. He previously served as the 73rd governor of Delaware from 2009 to 2017. Before he was elected Governor, Mr. Markell was the Delaware State Treasurer for 10 years from January 1999 to January 2009. Mr. Markell has also held several executive leadership roles in corporate development, investor relations, strategic management and consulting. Mr. Markell previously served on the boards of Upstream USA, Symbiont.io, FS Credit Real Estate Income Trust, Scientific Games Corporation (now known as Light & Wonder, Inc., NASDAQ: LNW), Vemo Education, Generation USA, High Resolves and on the National Board of Directors of Jobs for America’s Graduates. He also served as a Trustee of the Annie E. Casey Foundation, Strada Education Network and Delaware State University. He earned his undergraduate degree in economics and development studies from Brown University and an MBA from the University of Chicago.

Mr. Markell was selected to serve on the Board because of his extensive expertise in the government relations, corporate development and strategic management.

Mr. Bluhm is the founder and managing principal of Delaware Street Capital. Previously, he was a partner of Walton Street Capital, a multi-billion dollar private equity real estate opportunity fund. Prior to Walton Street Capital, Mr. Bluhm worked for JMB Realty Corporation in their acquisitions group and for Goldman, Sachs and Company in their leveraged finance group. Over his career, he has invested billions of dollars across different asset classes. Mr. Bluhm received an M.B.A. from Harvard Business School and a B.S. magna cum laude from the Wharton School at the University of Pennsylvania.

Mr. Bluhm was selected to serve on the Board because of his extensive expertise in finance, investing and corporate development. Mr. Bluhm previously served as an observer on the Company’s Board.

Messrs. Bluhm and Markell were designated for appointment to the Board by Rush Street Interactive GP, LLC, in its capacity as the Seller Representative under that certain Investor Rights Agreement, dated as of December 29, 2020, entered into in connection with the previously consummated business transaction with dMY Technology Group, Inc.

The Board has determined that Mr. Markell qualifies as an independent director and meets the applicable independence requirements of the Company, NYSE and the Securities and Exchange Commission. Mr. Bluhm is deemed to not be an independent director. There are no arrangements or understandings between either Mr. Markell or Mr. Bluhm and any other person pursuant to which they were selected to serve as a director of the Company. Mr. Markell does not have any family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. There are no related person transactions or relationships between Mr. Markell and the Company that are required to be reported under Item 404(a) of Regulation S-K in this Current Report on Form 8-K. Mr. Bluhm’s father, Neil Bluhm, is the Company’s Executive Chairman and a director, and his sister, Leslie Bluhm, is a member of the Board. Any related person transactions or relationships between Mr. Bluhm and the Company that are required to be reported under Item 404(a) of Regulation S-K in this Current Report on Form 8-K are disclosed in the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2025.

Messrs. Markell and Bluhm will receive compensation for their service on the Board consistent with the Company’s compensation program for certain of its non-founder and non-employee directors as described under “Director

Compensation” in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 25, 2024 and incorporated herein by reference.

In connection with their appointment to the Board, the Company and each of Mr. Markell and Mr. Bluhm entered into the Company’s standard form of indemnification agreement, the form of which was previously filed by the Company as Exhibit 10.25 to the Company’s Annual Report on Form 10-K filed with the SEC on March 25, 2021.

Item 7.01    Regulation FD Disclosure.
On March 20, 2025, the Company issued a press release announcing the appointment of Mr. Markell to the Board. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information included in Item 7.01 of this Current Report and related Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 20, 2025, announcing the appointment of Jack Markell as a director.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH STREET INTERACTIVE, INC.

	By:	/s/ Kyle Sauers
Name: Kyle Sauers
Title: Chief Financial Officer

Dated: March 20, 2025